Exhibit 4.27.5

AMENDMENT N°6

TO THE

A 350 XWB PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

LATAM AIRLINES GROUP S.A.

as Buyer

REF: D10013836

A350 XWB PA – LATAM – AMDT6 – D10013836 – 02/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

AMENDMENT N°6

TO THE

A 350 XWB PURCHASE AGREEMENT

This Amendment N°6 is made as of the _3rd         day of February 2016,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce et des Sociétés under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Seller and the Buyer are hereinafter referred together as the “Parties” or each as a “Party”

A350 XWB PA – LATAM – AMDT6 – D10013836 – 02/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on 20 December 2005 (as amended and restated on 21 January 2008) an A350 XWB Purchase Agreement (Reference CSC.337.0179/07) relating to the purchase by the Original Buyer and the sale by the Seller of certain A350 XWB aircraft as amended pursuant to an amendment N°1 dated 28 July 2010 (“Amendment N°1”) and an amendment N°2 dated 15 July 2014 (“Amendment No2”) which, together with all Exhibits, Appendixes and Letter Agreements, is hereinafter referred to as the “Agreement”.

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 21 July 2014 (the “Novation Agreement”) novating the Agreement from the Original Buyer to the Buyer. The Agreement, as novated pursuant to the Novation Agreement and as further amended pursuant to an amendment N°3 dated 30 October 2014 (“Amendment N°3”), an amendment N°4 dated 15 September 2015 (“Amendment N°4”), the revised scheduled delivery quarter notification dated 30 September 2015 (the “Rescheduling Notification”) and an amendment N°5 dated 19 November 2015 (“Amendment N°5”), is hereinafter referred to as the “A350 XWB Purchase Agreement”.

C-	The Buyer and the Seller now wish to enter into this amendment No6 (“Amendment N°6”) to modify certain terms and conditions of the A350 XWB Purchase Agreement.

A350 XWB PA – LATAM – AMDT6 – D10013836 – 02/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	SCOPE

The scope of this Amendment N°6 is to [***].

2.	[***]

Subject to the terms and conditions of this Amendment N°6, the Buyer has requested and the Seller hereby agrees to [***] and to deliver such [***] Aircraft in accordance with the following [***] scheduled delivery periods (the “Revised Scheduled Delivery Periods”):

Aircraft Rank No	CACID	[***] Scheduled Delivery Month	[***] Scheduled Delivery Period
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

In respect of the [***], the Scheduled Delivery [***] shall be notified in writing by the Seller to the Buyer no later than [***] prior to the first day of the applicable Revised Scheduled Delivery Period.

3.	A350XWB AIRCRAFT REVISED DELIVERY SCHEDULE

As a result of (a) the [***] set forth in Clause 2 above and (b) the Parties agreeing to [***], the delivery schedule set forth in Clause 9.1.1 of the A350 XWB Purchase Agreement (as amended from time to time) shall be hereby cancelled and replaced with the following:

Aircraft Rank	New CACID	Aircraft Type	Delivery Date

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

A350 XWB PA – LATAM – AMDT6 – D10013836 – 02/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

4.	PREDELIVERY PAYMENTS

As a consequence of the [***] set forth in Clause 2 above, in respect of each [***], the [***] and the [***] shall be adjusted pursuant to Clauses [***] of the A350 XWB Purchase Agreement respectively (as may be amended from time to time) to reflect the Revised Scheduled Delivery Period of such [***]. If such [***] and [***] results in [***] being [***] in respect of such [***], such [***] shall be [***] on the date [***] against the [***] under the A350 XWB Purchase Agreement.

5.	[***]

6.	[***]

7.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment N°6, the A350 XWB Purchase Agreement shall apply also to this Amendment N°6.

This Amendment N°6 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein. This Amendment N°6 shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A350 XWB Purchase Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°6.

In the event of any inconsistency between the A350 XWB Purchase Agreement and this Amendment N°6, the latter shall prevail to the extent of said inconsistency.

Save to the extent expressly amended by the terms of this Amendment N°6, the A350 XWB Purchase Agreement shall remain in full force and effect in accordance with its terms.

This Amendment N°6 (and its existence) shall be treated by each Party as confidential in accordance with the terms of Clause 22.10 of the A350 XWB Purchase Agreement.

A350 XWB PA – LATAM – AMDT6 – D10013836 – 02/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

This Amendment N°6 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Amendment N°6.

8.	LAW AND JURISDICTION

This Amendment N°6 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment N°6 shall be within the exclusive jurisdiction of the Courts of England.

9.	SEVERABILITY

In the event that any provision of this Amendment N°6 should for any reason be held ineffective, the remainder of this Amendment N°6 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment N°6 prohibited or unenforceable in any respect. Any provisions of this Amendment N°6 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment N°6.

A350 XWB PA – LATAM – AMDT6 – D10013836 – 02/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

This Amendment N°6 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment N°6 to the A350 XWB Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name :	Name :

Title :	Title :

Name :

Title

Witness

Name:
Title:

A350 XWB PA – LATAM – AMDT6 – D10013836 – 02/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

AMENDMENT N°7

TO THE

A 350 XWB PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

A N D

LATAM AIRLINES GROUP S.A.

as Buyer

REF: D10013836

A350 XWB PA – LATAM – AMDT7 – D10013836 – 08/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

AMENDMENT N°7

TO THE

A 350 XWB PURCHASE AGREEMENT

This Amendment N°7 is made as of the __8_day of August 2016,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce et des Sociétés under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Seller and the Buyer are hereinafter referred together as the “Parties” or each as a “Party”

A350 XWB PA – LATAM – AMDT7 – D10013836 – 08/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on 20 December 2005 (as amended and restated on 21 January 2008) an A350 XWB Purchase Agreement (Reference CSC.337.0179/07) relating to the purchase by the Original Buyer and the sale by the Seller of certain A350 XWB aircraft as amended pursuant to an amendment N°1 dated 28 July 2010 and an amendment N°2 dated 15 July 2014 (“Amendment No2”) which, together with all Exhibits, Appendixes and Letter Agreements, is hereinafter referred to as the “Agreement”.

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 21 July 2014 (the “Novation Agreement”) novating the Agreement from the Original Buyer to the Buyer. The Agreement, as novated pursuant to the Novation Agreement and as further amended pursuant to an amendment N°3 dated 30 October 2014, an amendment N°4 dated 15 September 2015, the revised scheduled delivery quarter notification dated 30 September 2015 (the “Rescheduling Notification”), an amendment N°5 dated 19 November 2015 (“Amendment N°5”) and an amendment N°6 dated 3 February 2016, is hereinafter referred to as the “A350 XWB Purchase Agreement”.

C-	The Buyer and the Seller now wish to enter into this amendment No7 (“Amendment N°7”) to modify certain terms and conditions of the A350 XWB Purchase Agreement.

A350 XWB PA – LATAM – AMDT7 – D10013836 – 08/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	SCOPE

The scope of this Amendment N°7 is to [***].

2.	[***]

Notwithstanding the provisions of Clause 2.2 of Amendment N°5, subject to the terms and conditions of this Amendment N°7, the Buyer has requested and the Seller hereby agrees to [***] and to deliver such [***] in accordance with the following scheduled delivery periods (the “[***] Scheduled Delivery Periods”):

Aircraft Rank No	CACID	[***]	[***] Scheduled Delivery Period	[***]	[***] Scheduled Delivery Period
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

In respect of the [***], the Scheduled Delivery [***] shall be notified in writing by the Seller to the Buyer no later than [***] prior to the first day of the applicable [***] Scheduled Delivery Period.

3.	TERMS APPLICABLE TO THE [***]

[***] shall be deemed to be an [***] within the meaning of the A350 XWB Purchase Agreement and, unless otherwise expressly stipulated herein, all terms and conditions applicable to the [***] under the A350 XWB Purchase Agreement shall apply to the [***].

4.	A350XWB AIRCRAFT [***] DELIVERY SCHEDULE

4.1	Delivery Schedule

As a result of (a) [***] set forth in Clause 2 above and (b) the Parties agreeing to [***], the delivery schedule set forth in Clause 9.1.1 of the A350 XWB Purchase Agreement (as amended from time to time) shall be hereby cancelled and replaced with the following:

Aircraft Rank	New CACID	Aircraft Type	Delivery Date

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

A350 XWB PA – LATAM – AMDT7 – D10013836 – 08/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

10.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment N°7, the A350 XWB Purchase Agreement shall apply also to this Amendment N°7.

This Amendment N°7 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein. This Amendment N°7 shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A350 XWB Purchase Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°7.

In the event of any inconsistency between the A350 XWB Purchase Agreement and this Amendment N°7, the latter shall prevail to the extent of said inconsistency.

Save to the extent expressly amended by the terms of this Amendment N°7, the A350 XWB Purchase Agreement shall remain in full force and effect in accordance with its terms.

This Amendment N°7 (and its existence) shall be treated by each Party as confidential in accordance with the terms of Clause 22.10 of the A350 XWB Purchase Agreement.

This Amendment N°7 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Amendment N°7.

11.	LAW AND JURISDICTION

This Amendment N°7 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment N°7 shall be within the exclusive jurisdiction of the Courts of England.

A350 XWB PA – LATAM – AMDT7 – D10013836 – 08/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

12.	SEVERABILITY

In the event that any provision of this Amendment N°7 should for any reason be held ineffective, the remainder of this Amendment N°7 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment N°7 prohibited or unenforceable in any respect. Any provisions of this Amendment N°7 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment N°7.

A350 XWB PA – LATAM – AMDT7 – D10013836 – 08/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

This Amendment N°7 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment N°7 to the A350 XWB Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name :	Name :

Title :	Title :

Name:

Title

Witness

Name:

Title:

A350 XWB PA – LATAM – AMDT7 – D10013836 – 08/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

AMENDMENT N°8

TO THE

A 350 XWB PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

LATAM AIRLINES GROUP S.A.

as Buyer

REF: D10013836

A350 XWB PA – LATAM – AMDT8 – D10013836 – 09/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

AMENDMENT N°8

TO THE

A 350 XWB PURCHASE AGREEMENT

This Amendment N°8 is made as of the 9th day of September 2016,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce et des Sociétés under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Seller and the Buyer are hereinafter referred together as the “Parties” or each as a “Party”

A350 XWB PA – LATAM – AMDT8 – D10013836 – 09/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

WHEREAS

A -	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on 20 December 2005 (as amended and restated on 21 January 2008) an A350 XWB Purchase Agreement (Reference CSC.337.0179/07) relating to the purchase by the Original Buyer and the sale by the Seller of certain A350 XWB aircraft as amended pursuant to an amendment N°1 dated 28 July 2010 and an amendment N°2 dated 15 July 2014 (“Amendment No2”) which, together with all Exhibits, Appendixes and Letter Agreements, is hereinafter referred to as the “Agreement”.

B -	The Buyer, Seller and Original Buyer entered into a novation agreement dated 21 July 2014 (the “Novation Agreement”) novating the Agreement from the Original Buyer to the Buyer. The Agreement, as novated pursuant to the Novation Agreement and as further amended pursuant to an amendment N°3 dated 30 October 2014 (“Amendment N°3”), an amendment N°4 dated 15 September 2015, the revised scheduled delivery quarter notification dated 30 September 2015, an amendment N°5 dated 19 November 2015, an amendment N°6 dated 3 February 2016 and an amendment N°7 dated 8 August 2016 is hereinafter referred to as the “A350 XWB Purchase Agreement”.

C -	The Buyer and the Seller now wish to enter into this amendment No8 (“Amendment N°8”) to modify certain terms and conditions of the A350 XWB Purchase Agreement.

A350 XWB PA – LATAM – AMDT8 – D10013836 – 09/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	SCOPE

The scope of this Amendment N°8 is to [***].

2.	[***]

Subject to the terms and conditions of this Amendment N°8, the Buyer has requested and the Seller hereby agrees to [***] and to deliver such [***] in accordance with the following revised scheduled delivery periods (the “[***] Scheduled Delivery Periods”):

Aircraft Rank No	CACID	[***] Scheduled Delivery Month	[***] Scheduled Delivery Period
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

In respect of the [***], the Scheduled Delivery [***] shall be notified in writing by the Seller to the Buyer no later than [***] prior to the first day of the applicable [***] Scheduled Delivery Period.

3.	A350XWB AIRCRAFT REVISED DELIVERY SCHEDULE

As a result of (a) [***] set forth in Clause 2 above and (b) the Parties agreeing to [***], the delivery schedule set forth in Clause 9.1.1 of the A350 XWB Purchase Agreement (as amended from time to time) shall be hereby cancelled and replaced with the following:

Aircraft Rank	New CACID	Aircraft Type	Delivery Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

A350 XWB PA – LATAM – AMDT8 – D10013836 – 09/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

4.	PREDELIVERY PAYMENTS

4.1	[***]

4.2	As a consequence of [***] set forth in Clause 2 above, in respect of each [***], the [***] and the [***] shall be adjusted pursuant to Clauses [***] of the A350 XWB Purchase Agreement respectively (as may be amended from time to time) to reflect [***] Scheduled Delivery Period of [***]. If such [***] and [***] results in [***] being [***] in respect of such [***], such [***] shall be applied on the date [***] against the [***] due by the Buyer to the Seller under the A350 XWB Purchase Agreement.

5.	[***]

6.	[***]

7.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment N°8, the A350 XWB Purchase Agreement shall apply also to this Amendment N°8.

This Amendment N°8 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein. This Amendment N°8 shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A350 XWB Purchase Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°8.

In the event of any inconsistency between the A350 XWB Purchase Agreement and this Amendment N°8, the latter shall prevail to the extent of said inconsistency.

Save to the extent expressly amended by the terms of this Amendment N°8, the A350 XWB Purchase Agreement shall remain in full force and effect in accordance with its terms.

This Amendment N°8 (and its existence) shall be treated by each Party as confidential in accordance with the terms of Clause 22.10 of the A350 XWB Purchase Agreement.

A350 XWB PA – LATAM – AMDT8 – D10013836 – 09/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

This Amendment N°8 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Amendment N°8.

8.	LAW AND JURISDICTION

This Amendment N°8 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment N°8 shall be within the exclusive jurisdiction of the Courts of England.

9.	SEVERABILITY

In the event that any provision of this Amendment N°8 should for any reason be held ineffective, the remainder of this Amendment N°8 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment N°8 prohibited or unenforceable in any respect. Any provisions of this Amendment N°8 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment N°8.

A350 XWB PA – LATAM – AMDT8 – D10013836 – 09/2016

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

This Amendment N°8 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment N°8 to the A350 XWB Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name :	Name :

Title :	Title :

Name:

Title

Witness

Name:

Title:

A350 XWB PA – LATAM – AMDT8 – D10013836 – 09/2016

Page 7 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the Commission.